SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 9, 2002

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)

        1-8048                                             66-0328885
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(Commission File No.)                          (IRS Employer Identification No.)

         1385 Akron Street, Copiague, New York           11726
         ----------------------------------------     ----------
         (Address of Principal Executive Offices)     (Zip Code)

                                 (631) 789-5000
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               (Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant's Certifying Accountant.
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     As recommended  by the Audit  Committee of TII Network  Technologies,  Inc.
(the "Company"), the Company's Board of Directors on April 9, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants. While the Company's stockholders, at the Annual Meeting of Stockholders held on December 5, 2001, ratified the appointment of Andersen as the Company's independent public accountants for the fiscal year ending June 28, 2002, the Company's Board of Directors retained the right to select different auditors should it then deem it in the Company's interests. The selection of KPMG was based on, among other factors, KPMG's industry expertise and the engagement team's experience and qualifications.

     Andersen's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years.

     During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there was no disagreement or difference of opinion with Andersen regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     During the two most recent fiscal years and the subsequent interim period through the date of this Report, neither the Company nor anyone on behalf of the Company consulted KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of this Report and requested that Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. The letter provided by Andersen is attached hereto as Exhibit 16.


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

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits:

               16. Letter of Arthur Andersen LLP re: change in certifying accountant.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TII NETWORK TECHNOLOGIES, INC.


Date:    April 12, 2002            By: /s/ Kenneth A. Paladino
                                       -----------------------------------------
                                           Kenneth A. Paladino
                                           Vice President-Finance, Treasurer and
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
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16.           Letter of Arthur Andersen LLP re: change in certifying accountant.


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